UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report  (Date of the earliest event reported)  April 22, 2005


                  Lifetime Hoan Corporation
   (Exact name of registrant as specified in its charter)

                          Delaware
       (State or other jurisdiction of incorporation)




       1-19254                                   11-2682486
     (Commission File Number)           (IRS Employer Identification No.)






One Merrick Avenue, Westbury, New York                    11590
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (516)683-6000




               N/A
(Former name or former address, if changed since last report)


Item 5.02.  Departure of Director

Mr. Leonard Florence, who is currently a Director of the Company, has declined to stand for re-election to the Board of Directors for personal reasons.






                          Signature

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    Lifetime Hoan Corporation

                    By:       /s/ Robert McNally
                         Robert McNally
                         Vice President of Finance and
                         Chief Financial Officer


Date:  April 22, 2005